THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, bank manager, solicitor, accountant or other independent financial advisor.

If you have sold or otherwise transferred all your American Depositary Shares ("Energy Group ADSs") of The Energy Group PLC ("The Energy Group"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE DISTRIBUTED, FORWARDED OR TRANSMITTED IN OR INTO AUSTRALIA, CANADA OR JAPAN.

Goldman Sachs International is acting for PacifiCorp Acquisitions and PacifiCorp in relation to the Increased Offer and no one else, and will not be responsible to anyone other than PacifiCorp Acquisitions and PacifiCorp for providing the protections afforded to customers of Goldman Sachs International nor for providing advice in relation to the Increased Offer. Goldman Sachs International is acting through Goldman, Sachs & Co. for the purpose of making the Increased Offer in the United States.
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                         NOTICE OF GUARANTEED DELIVERY

          TO ACCEPT THE INCREASED OFFER FOR AMERICAN DEPOSITARY SHARES

                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                              THE ENERGY GROUP PLC

        PURSUANT TO THE INCREASED OFFER TO PURCHASE DATED MARCH 19, 1998

                                       BY

                          GOLDMAN SACHS INTERNATIONAL

                                  ON BEHALF OF

                            PACIFICORP ACQUISITIONS

                   (A WHOLLY OWNED SUBSIDIARY OF PACIFICORP)
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As set forth in "Procedures for Tendering Energy Group ADSs" in Part B of Appendix I to the Offer Document (as defined in the Increased Offer to Purchase), this form or one substantially equivalent hereto must be used for acceptance of the Increased Offer in respect of Energy Group ADSs, if American Depositary Receipts evidencing Energy Group ADSs ("Energy Group ADRs") are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or if time will not permit all required documents to reach the US Depositary prior to the expiration of the Subsequent Offer Period (as defined in the Offer Document). Such form may be delivered by hand or mailed to the US Depositary and must include a signature guarantee by an Eligible Institution in the form set out herein. See "Procedures for Tendering Energy Group ADSs--Guaranteed Delivery" in Part B of Appendix I to the Offer Document.
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         TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, US DEPOSITARY

             BY MAIL:                    BY FACSIMILE TRANSMISSION:           BY HAND OR OVERNIGHT
                                      (FOR ELIGIBLE INSTITUTIONS ONLY)              COURIER:
   Continental Stock Transfer &                (212) 248-8495             Continental Stock Transfer &
           Trust Company                                                         Trust Company
  c/o Shareholder Communications         FOR INFORMATION TELEPHONE:             c/o Shareholder
            Corporation                   (800) 733-8481, ext. 475               Communications
                                                                                  Corporation
    17 State Street, 24th Floor                                           17 State Street, 24th Floor
        New York, NY 10004                                                     New York, NY 10004
     Attn: Tenders & Exchanges                                             Attn: Tenders & Exchanges

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature or a Revised Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Revised Letter of Transmittal.

    ACCEPTANCE OF THE INCREASED OFFER IN RESPECT OF ENERGY GROUP SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ENERGY GROUP ADSS) MAY NOT BE MADE WITH THIS FORM AND PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES.

Ladies and Gentlemen:

    The undersigned hereby accepts the Increased Offer in respect of Energy Group ADSs upon the terms and subject to the conditions set forth below pursuant to the guaranteed delivery procedure set out in "Procedures for Tendering Energy Group ADSs--Guaranteed Delivery" in Part B of Appendix I to the Offer Document.

    THE UNDERSIGNED UNDERSTANDS THAT THE ACCEPTANCE OF THE INCREASED OFFER IN RESPECT OF ENERGY GROUP ADSS PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION. SEE "PROCEDURES FOR TENDERING ENERGY GROUP ADSS--GUARANTEED DELIVERY" IN PART B OF APPENDIX I TO THE OFFER DOCUMENT. TO BE COUNTED TOWARDS SATISFACTION OF THE ACCEPTANCE CONDITION, THE ENERGY GROUP ADRS EVIDENCING SUCH ENERGY GROUP ADSS MUST, PRIOR TO THE INITIAL CLOSING DATE, BE RECEIVED BY THE US DEPOSITARY OR, IF APPLICABLE, TIMELY CONFIRMATION OF A BOOK-ENTRY TRANSFER OF SUCH ENERGY GROUP ADSS INTO THE US DEPOSITARY'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY PURSUANT TO THE PROCEDURES SET OUT IN "PROCEDURES FOR TENDERING ENERGY GROUP ADSS--BOOK-ENTRY TRANSFER" IN PART B OF APPENDIX I TO THE OFFER DOCUMENT MUST BE RECEIVED BY THE US DEPOSITARY, TOGETHER WITH A DULY EXECUTED REVISED LETTER OF TRANSMITTAL OR FACSIMILE THEREOF WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS.

Signature(s):                                 Address(es):
                                              (Include Zip Code)
Name of Record Holder(s):                     Area Code(s) and Tel. No(s).:
                                              If Energy Group ADSs will be tendered by
                                              book-entry transfer, check one box:
                 (Please Type or Print)       / / The Depository Trust Company
Number of Energy Group ADSs:                  / / Philadelphia Depository Trust Co.
Energy Group ADR No.(s) (if available):       Account Number:
Dated:

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the US Depositary either the Energy Group ADRs representing the Energy Group ADSs with respect to which the Increased Offer is being accepted hereby, in proper form for transfer, or confirmation of the book-entry transfer of such Energy Group ADSs into the US Depositary's account at The Depository Trust Company or the Philadelphia Depository Trust Company, in any such case together with a properly completed and duly executed Revised Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees and any other required documents, all within three New York Stock Exchange trading days after the date hereof.

--------------------------------------------   --------------------------------------------
       Name of Firm, Agent or Trustee                     (Authorized Signature)
--------------------------------------------                       Name:
                   Address                                (Please type or print)
--------------------------------------------                      Title:
                 (Zip Code)
           Area Code and Tel. No.:                                 Date:

NOTE: DO NOT SEND ENERGY GROUP ADRS WITH THIS FORM; ENERGY GROUP ADRS SHOULD BE SENT WITH YOUR REVISED LETTER OF TRANSMITTAL.